                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                  FORM 8-K


                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                               February 8, 1996



                           CAMBRIDGE HOLDINGS, LTD.
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            (Exact name of registrant as specified in its charter)



                                   Colorado
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               (State or other jurisdiction of incorporation)



         0-12962                                    84-0826695
-------------------------             -----------------------------------
(Commission File Number)              (IRS Employer Identification Number)



     8100 W. Crestline Ave., Suite A-15 #300, Littleton, CO 80123-1200
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             (Address of principal executive offices)  (Zip code)




       Registrant's telephone number, including area code (303) 933-1043
                                                          ---------------

                           CAMBRIDGE HOLDINGS, LTD.

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On February 8, 1996, the Registrant sold its property located at 6760 Corporate Drive, Colorado Springs, Colorado known as the Corporate Centre office building. The Registrant acquired the property in September 1991, and, until the Closing, had rented office space to various unaffiliated tenants who conducted operations in insurance, banking and other businesses.

          In June 1995 the Company entered into a contract with Columbine West LLC and/or its assigns to sell the Corporate Centre. Columbine West's assignee, CC Center LLC, was the purchaser at the Closing. Neither Columbine West LLC or CC Center LLC had any prior material relationship with the Registrant, or to the knowledge of the Registrant, with any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer. The contract sales price was $2,725,000, which was determined by negotiation on an arm's length basis. Factors involved in the determination of the contract sales price included the location of the Corporate Centre, economic conditions in the Colorado Springs area, the nature of the tenants and the lease arrangements, and the cash flow generated in the rental of suites in the office building.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (b)  PRO FORMA FINANCIAL INFORMATION

               (1)  Pro forma financial information as required pursuant to
                    Article II of Regulation S-X is attached.

          (c)  EXHIBITS.

                    Commercial Contract to Buy and Sell Real Estate between the Registrant and Columbine West LLC, accepted June 15, 1995, as amended on August 11, 1995, August 15, 1995, September 8, 1995, and September 25, 1995, was included as Exhibit 10(k) to the Registrant's Report on Form 10-KSB for the fiscal year ended June 30, 1995, and is incorporated herein by this reference.

                    UNAUDITED PROFORMA FINANCIAL INFORMATION


The following unaudited proforma balance sheet of Cambridge Holdings, Ltd. as of December 31, 1995 and the unaudited proforma statements of income for the year ended June 30, 1995 and the six months ended December 31, 1995, have been prepared to reflect the effects of a sale of the building and related assets of Cambridge Holdings, Ltd which was closed February 8, 1996.

The unaudited proforma balance sheet has been prepared as if the transactions occurred on December 31, 1995. The proforma statements of income have been prepared as if the transaction occurred as of July 1, 1994. The proforma information following, is unaudited and not necessarily indicative of the results that would actually have occurred if the transactions had been consummated as of the dates indicated, or the results which may be obtained in the future.

The proforma adjustments, as described in the notes to the unaudited proforma balance sheet and unaudited proforma statements of income, are based on available information and upon certain assumptions that management believes are reasonable. The unaudited proforma financial information should be read in conjunction with the Cambridge Holdings, Ltd. historical financial statements, including the related notes thereto.

                                                     CAMBRIDGE HOLDINGS, LTD.

                                                       PROFORMA BALANCE SHEET
                                                            DECEMBER 31, 1995
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
                                                       ADJUSTMENTS
                                                --------------------------
                                   HISTORICAL      DEBIT          CREDIT         PROFORMA
------------------------------------------------------------------------------------------
ASSETS

CURRENT:
 Cash                              $1,108,461   $1,651,316(2)  $        -       $2,759,777
 Investment securities              1,465,391            -              -        1,465,391
 Prepaids and other                    24,861            -              -           24,861
------------------------------------------------------------------------------------------
Total current assets                2,598,713    1,651,316              -        4,250,029
------------------------------------------------------------------------------------------
Land, building and improvements     1,415,796            -      1,415,796(1)             -

Less accumulated depreciation         233,721      233,721(1)           -                -
------------------------------------------------------------------------------------------
Net land, building and improvements 1,182,075      233,721      1,415,796                -
------------------------------------------------------------------------------------------
OTHER ASSETS:
 Lease commissions, net                46,082            -         46,082(1)             -
 Deferred rent                         32,137            -         32,137(1)             -
 Income receivable                    119,956            -              -          119,956
 Loan acquisition costs                18,571            -         18,571(1)             -
 Restricted securities                178,513            -              -          178,513
------------------------------------------------------------------------------------------
Total other assets                    395,259            -         96,790          298,469
------------------------------------------------------------------------------------------
                                   $4,176,047   $1,417,595     $1,512,586       $4,548,498
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LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT:
 Accounts payable                  $   32,361   $        -     $        -       $   32,361
 Accrued property taxes and other      36,297       34,031(1)      35,000(3)        37,266
 Security deposits                     22,985       22,985(1)           -                -
 Current maturities - long-term debt   19,904       19,904(2)           -                -
------------------------------------------------------------------------------------------
Total current liabilities             111,547       76,920         35,000           69,627

LONG-TERM DEBT, less current
 maturities                           792,628      792,628(2)           -                -
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Total liabilities                     904,175      869,548         35,000           69,627
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STOCKHOLDERS' EQUITY:
 Common stock - $0.25 par value,
  15,000,000 shares authorized;
  3,107,940 issued and outstanding     77,684            -              -           77,684
 Additional paid-in capital         3,085,522            -              -        3,085,522
 Retained earnings (deficit)         (854,342)      35,000(3)   1,241,999(1)       352,657
 Net unrealized gain on securities
  available for sale                  963,008            -              -          963,008
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Total stockholders' equity          3,271,872       35,000      1,241,999        4,478,871
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                                   $4,176,047   $  904,548     $1,276,999       $4,548,498
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

                                                     CAMBRIDGE HOLDINGS, LTD.

                                                PROFORMA STATEMENTS OF INCOME
                                           SIX MONTHS ENDED DECEMBER 31, 1995
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
                                                       ADJUSTMENTS
                                                 -------------------------
                                   HISTORICAL       DEBIT         CREDIT         PROFORMA
------------------------------------------------------------------------------------------
REVENUE:
 Rental income                     $  312,265     $312,265(3)    $      -       $        -
 Gain on sale of subdivided land      434,920            -              -          434,920
 Option extension fee                  75,000       75,000(1)           -                -
 Gain on sales of marketable
  equity securities                    43,937            -              -           43,937
 Interest and dividend income          25,359            -              -           25,359
------------------------------------------------------------------------------------------
Total revenues                        891,481      387,265              -          504,216
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EXPENSES:
 Operating, general and
  administrative                      291,034            -        222,992(3)        68,042
 Interest                              35,776            -         35,776(3)             -
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Total expenses                        326,810            -        258,768           68,042
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Income before taxes on income         564,671      387,265        258,768          436,174

Taxes on income                             -      159,000(4)           -          159,000
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NET INCOME                         $  564,671     $546,265       $258,768       $  277,174
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NET INCOME PER COMMON AND
 COMMON EQUIVALENT SHARE           $      .17                                   $      .08
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WEIGHTED AVERAGE NUMBER OF COMMON
 AND COMMON EQUIVALENT SHARES
 OUTSTANDING                        3,270,872                                    3,270,872
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

                                                     CAMBRIDGE HOLDINGS, LTD.

                                                PROFORMA STATEMENTS OF INCOME
                                                     YEAR ENDED JUNE 30, 1995

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
                                                       ADJUSTMENTS
                                                 -------------------------
                                   HISTORICAL       DEBIT         CREDIT         PROFORMA
------------------------------------------------------------------------------------------
REVENUE:
 Rental income                      $583,968      $583,968(3)    $      -       $        -
 Gain on sales of marketable
  equity securities                  143,245             -              -          143,245
 Interest and dividend income         36,329             -              -           36,329
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Total revenues                       763,542       583,968              -          179,574
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EXPENSES:
 Operating, general and
  administrative                     458,329        50,000(3)     352,460(3)       155,869
 Interest                             72,745             -         72,745(3)             -
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Total expenses                       531,074        50,000        425,205          155,869
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Income before taxes on income        232,468       633,968        425,205           23,705
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Taxes on income                            -         5,000(4)           -            5,000
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NET INCOME                          $232,468      $638,968       $425,205         $ 18,705
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NET INCOME PER COMMON AND
 COMMON EQUIVALENT SHARE            $    .07                                      $    .01
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WEIGHTED AVERAGE NUMBER OF COMMON
 AND COMMON EQUIVALENT SHARES
 OUTSTANDING                       3,109,116                                     3,109,116
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

                                                     CAMBRIDGE HOLDINGS, LTD.

                                       NOTES TO PROFORMA FINANCIAL STATEMENTS

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NOTES:

DECEMBER 31, 1995 PROFORMA BALANCE SHEET ADJUSTMENTS:

1. Represents the terms of the sale of the building and related assets and the adjustment of related assets and liabilities as of December 31, 1995 computed as:

  Sale amount                                          $ 2,725,000
  Closing costs and related expenses                      (192,620)
-------------------------------------------------------------------

  Net proceeds                                           2,532,380

  Basis in land, building and improvements              (1,182,075)

  Other net assets, including lease commissions and
   deferred rent                                          (108,306)
-------------------------------------------------------------------

  Gain on sale (before income taxes)                   $ 1,241,999
-------------------------------------------------------------------
-------------------------------------------------------------------

2. Represents the application of net proceeds as follows:

  Net proceeds                                          $2,532,380
  Payoff of mortgage note and related settlement
   amounts                                                (881,064)
-------------------------------------------------------------------
  NET CASH                                              $1,651,316
-------------------------------------------------------------------
-------------------------------------------------------------------

PROFORMA STATEMENTS OF INCOME ADJUSTMENTS:

3. Represents the elimination of rental income and rental related operating expenses and interest expense as of July 1, 1994.
   Also reflects bonus expense payable to officer upon completion of sale.

4. On the basis of an assumed sale as of July 1, 1994, substantially all of the net operating loss would have been utilized and therefore a current income tax provision is computed on the proforma income before taxes.

5. The accompanying proforma statements of income have been prepared as if the transactions occurred as of July 1, 1994, but do not give affect to either the $1,241,999 net gain on the sale of the building and related assets nor any earnings which might have been earned on the net cash proceeds from the sale and accordingly are not necessarily indicative of the results that would actually have occurred if the transactions had been consummated as of July 1. 1994.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CAMBRIDGE HOLDINGS, LTD.



Dated:  February 23, 1996              By:   /s/ Gregory Pusey
                                          -----------------------------------
                                              Gregory Pusey, President